Exhibit 1.1
Northgate Minerals Corporation
$150,000,000 Principal Amount
3.50% Convertible Senior Notes due 2016
Underwriting Agreement
September 30 2010

Underwriting Agreement
September 30, 2010
UBS Securities LLC
    as Managing Underwriter
c/o	UBS Securities LLC 299 Park Avenue New York, New York 10171-0026 Ladies and Gentlemen:
          Northgate Minerals Corporation, a British Columbia corporation (the “Company”), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the “Underwriters”), for whom UBS Securities LLC (“UBS”) is acting as representative, US$150,000,000 aggregate principal amount of its 3.50% Convertible Senior Notes due 2016 (the “Firm Notes”). In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the Underwriters the option to purchase from the Company up to an additional US$20,000,000 aggregate principal amount of the Company’s 3.50% Convertible Senior Notes due 2016 (the “Additional Notes”). The Firm Notes and the Additional Notes are hereinafter collectively sometimes referred to as the “Notes.”
          The Notes will be issued pursuant to an indenture as amended and supplemented by a first supplemental indenture (as amended and supplemented, the “Indenture”) each to be dated as of the date of purchase of the Firm Notes, between the Company and The Bank of New York and BNY Trust Company of Canada, as co-trustees (the “Trustee”). The Notes will be convertible in accordance with their terms and the terms of the Indenture into cash and, if applicable, common shares, without par value (“Common Shares”), of the Company (the “Shares”).
          The Notes and the Shares are described in the Prospectuses which are referred to below.
          The Company understands that the Underwriters propose to make a public offering of the Notes in the United States and in each of the provinces of Canada, other than the Province of Quebec, either directly or through their respective U.S. or Canadian broker dealer affiliates upon the terms set forth in the Disclosure Package (as defined below) and the Prospectuses as soon as the Underwriters deem advisable after this Agreement has been executed and delivered.
          As used herein, “Base Prospectuses” shall mean, collectively, the Canadian Base Prospectus (as defined below) and the U.S. Base Prospectus (as defined below); “Pre-Pricing Prospectuses” shall mean, collectively, the Canadian Preliminary Prospectus (as defined below) and the U.S. Preliminary Prospectus (as defined below); and “Prospectuses” shall mean, collectively, the Canadian Final Prospectus (as defined below) and the U.S. Final Prospectus (as defined below).

          “Permitted Free Writing Prospectuses,” as used herein, means the documents listed on Schedule B attached hereto and each “road show” (as defined in Rule 433 under the United States Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”)), if any, related to the offering of the Notes contemplated hereby that is a “written communication” (as defined in Rule 405 under the Act). The Underwriters have not offered or sold and will not offer or sell, without the Company’s consent, any Notes by means of any “free writing prospectus” (as defined in Rule 405 under the Act) that is required to be filed by the Underwriters with the United States Securities and Exchange Commission (the “Commission”) pursuant to Rule 433 under the Act, other than a Permitted Free Writing Prospectus.
          “Covered Free Writing Prospectuses,” as used herein, means (i) each “issuer free writing prospectus” (as defined in Rule 433(h)(1) under the Act), if any, relating to the Notes, which is not a Permitted Free Writing Prospectus and (ii) each Permitted Free Writing Prospectus.
          “Disclosure Package,” as used herein, means the U.S. Preliminary Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any.
          Any reference herein to the Registration Statement (as defined below), any Base Prospectus, any Pre-Pricing Prospectus, any Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents incorporated by reference, or deemed to be incorporated by reference, therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Base Prospectus, any Pre-Pricing Prospectus, any Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing of any document on or after the initial effective date of the Registration Statement, or the date of such Base Prospectus, such Pre-Pricing Prospectus, such Prospectus or such Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.
          As used in this Agreement, “business day” shall mean a day on which the New York Stock Exchange (the “NYSE”) and the Toronto Stock Exchange (“TSX”) are open for trading. The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term “or,” as used herein, is not exclusive. “Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.
          The Company and the Underwriters agree as follows:
     1. Sale and Purchase. Upon the basis of the representations and warranties and subject to the other terms and conditions herein set forth, the Company agrees to issue and sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company the aggregate principal amount of Firm Notes set forth opposite the name of such Underwriter in Schedule A attached hereto, subject to adjustment in accordance with Section 8 hereof, in each case at a purchase price of 96.75% of the principal amount thereof (representing a purchase price of 100% of the principal amount of the Firm Notes less a commission payable to the Underwriters of 3.25% of the principal amount of the Firm Notes). The Company is advised by UBS that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Notes as soon after the Execution Time as in the judgment of UBS is advisable and (ii) initially to offer the Firm Notes upon the terms set forth in the Prospectuses. UBS may from time to time increase or decrease the public offering price after the initial public offering to such extent as UBS may determine, subject to applicable law.
          In addition, the Company hereby grants to the several Underwriters the option (the “Over-Allotment Option”) to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company, ratably in accordance with the aggregate principal amount of Firm Notes to be purchased by each of them, all or a portion of the Additional Notes as may be necessary to cover over-allotments made in connection with the offering of the Firm Notes, at a purchase price of 96.75% of the principal amount thereof (representing a purchase price of 100% of the principal amount of the Additional Notes less a commission payable to the Underwriters of 3.25% of the principal amount of the Additional Notes). The Over-Allotment Option may be exercised by UBS on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date of the Prospectuses by written notice to the Company. Such notice shall set forth the aggregate principal amount of Additional Notes as to which the Over-Allotment Option is being exercised and the date and time when the Additional Notes are to be delivered (any such date and time being herein referred to as an “additional time of purchase”); provided, however, that no additional time of purchase shall be earlier than the “time of purchase” (as defined below) nor earlier than the second business day after the date on which the Over-Allotment Option shall have been exercised nor later than the tenth business day after the date on which the Over-Allotment Option shall have been exercised. The principal amount of Additional Notes to be sold to each Underwriter shall be the principal amount which bears the same proportion to the aggregate principal amount of Additional Notes being purchased as the principal amount of Firm Notes set forth opposite the name of such Underwriter on Schedule A hereto bears to the aggregate principal amount of Firm Notes, subject to adjustment in accordance with Section 7 hereof.
     2. Payment and Delivery. Payment of the purchase price for the Firm Notes shall be made to the Company by Federal Funds wire transfer, against delivery of the Firm Notes to UBS through the facilities of The Depository Trust Company (“DTC”) for the respective accounts of the Underwriters. Such payment and delivery shall be made at 8:00 A.M., New York City time, on October 5, 2010 (unless another time shall be agreed to by UBS and the Company or unless postponed in accordance with the provisions of Section 8 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called the “time of purchase.” Electronic transfer of the Firm Notes shall be made to UBS at the time of purchase in such names and in such denominations as UBS shall specify.

          Payment of the purchase price for the Additional Notes shall be made at the additional time of purchase in the same manner and at the same office and time of day as the payment for the Firm Notes. Electronic transfer of the Additional Notes shall be made to UBS at the additional time of purchase in such names and in such denominations as UBS shall specify.
          For the purpose of expediting the checking of the certificates for the Notes by UBS, the Company agrees to make such certificates available to UBS for such purpose at least one full business day preceding the time of purchase or the additional time of purchase, as the case may be.
          Deliveries of the documents described in Section 6 hereof with respect to the purchase of the Notes shall be made at the offices of Torys LLP at 79 Wellington Street West, Suite 3000, TD Centre, Toronto, Ontario, Canada, M5K 1N2, at 7:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Notes or the Additional Notes, as the case may be.
     3. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:
     (a) the Company has prepared and filed a preliminary short form base shelf prospectus, dated June 11, 2010 (the “Canadian Preliminary Base Prospectus”), and a final short form base shelf prospectus, dated July 2, 2010 (the “Canadian Final Base Prospectus”), in respect of up to C$250,000,000 aggregate principal amount of debt securities, Common Shares, warrants to purchase equity or debt securities, share purchase contracts, share purchase or equity units, subscription receipts, preference shares or units of the Company (collectively, the “Shelf Securities”), with the British Columbia Securities Commission (the “Reviewing Authority”) and the Canadian securities regulatory authorities (collectively, the “Canadian Qualifying Authorities”) in each of Alberta, British Columbia, Manitoba, New Brunswick, Newfoundland and Labrador, Nova Scotia, Ontario, Prince Edward Island and Saskatchewan (the “Qualifying Provinces”); and the Reviewing Authority has issued a receipt for each of the Canadian Preliminary Base Prospectus and the Canadian Final Base Prospectus, which also evidences that a receipt for each of the Canadian Preliminary Base Prospectus and the Canadian Final Base Prospectus has been issued by the Ontario Securities Commission and has been deemed to have been issued by each of the Canadian Qualifying Authorities other than the Reviewing Authority and the Ontario Securities Commission, in each case pursuant to the procedures provided for under Multilateral Instrument 11-102 — Passport System and National Policy 11-202 — Process for Prospectus Reviews in Multiple Jurisdictions. The term “Canadian Base Prospectus” means the Canadian Final Base Prospectus, including documents incorporated therein by reference, at the time a receipt was issued with respect thereto in accordance with the rules and procedures established under all applicable securities laws in each of the Qualifying Provinces and the respective regulations and rules under such laws together with applicable published policy statements and instruments of the securities regulatory authorities in the Qualifying Provinces (“Canadian Securities Laws”), National Instrument 44-101: Short Form Prospectus Distributions and National Instrument 44-102: Shelf Distributions (together, the “Canadian Shelf Procedures”). The term “Canadian Preliminary Prospectus” means the preliminary prospectus supplement relating to the offering of the Notes, which excluded certain pricing information, filed with the Canadian Qualifying Authorities in accordance with the Canadian Shelf Procedures on September 29, 2010, together with the Canadian Base Prospectus, including all documents incorporated therein by reference. The term “Canadian Final Prospectus” means the prospectus supplement relating to the offering of the Notes, which includes the pricing information omitted from the Canadian Preliminary Prospectus, to be dated the date hereof and filed with the Canadian Qualifying Authorities in accordance with the Canadian Shelf Procedures in accordance with Section 4(a) hereof, together with the Canadian Base Prospectus, including all documents incorporated therein by reference;
               All references in this Agreement to the Canadian Preliminary Base Prospectus, the Canadian Base Prospectus, the Canadian Preliminary Prospectus and the Canadian Final Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Canadian Qualifying Authorities pursuant to the System for Electronic Document Analysis and Retrieval (SEDAR);
          (b) the Company was eligible to file a base shelf prospectus under NI 44-102 at the times the Canadian Preliminary Base Prospectus, the Canadian Base Prospectus and the Canadian Preliminary Prospectus were filed and is now eligible to file a base shelf prospectus under NI 44-102 and, at the time of filing of the Canadian Final Prospectus, there will be no documents required to have been filed under the Canadian Securities Laws in connection with the distribution of the Notes at or prior to such time that will not have been filed as required;
          (c) no order suspending the distribution of the Notes or any other securities of the Company has been issued by the Reviewing Authority and no proceedings for that purpose have been initiated or are pending or, to the best of the Company’s knowledge, threatened or contemplated by any of the Canadian Qualifying Authorities, and any request made to the Company on the part of any of the Canadian Qualifying Authorities for additional information has been complied with;
          (d) the Canadian Preliminary Prospectus did, and the Canadian Final Prospectus (and any further amendments or supplements thereto) will, comply in all material respects with the applicable requirements of Canadian Securities Laws; the Canadian Preliminary Prospectus, as of the time of filing thereof, did not, and the Canadian Final Prospectus (and any further amendments or supplements thereto) will not, include any untrue statement of a material fact or omit to state a material fact that is required to be stated or that is necessary in order to make a statement therein not misleading, in light of the circumstances in which it was made, and the Canadian Preliminary Prospectus, as of the time of filing thereof, constituted, and the Canadian Final Prospectus (and any further amendments of supplements thereto) will constitute, full, true and plain disclosure of all material facts relating to the Notes and to the Company; provided, however, that the Company makes no representation or warranty in this Section 3(d) with respect to any statement contained in the Canadian Preliminary Prospectus or the Canadian Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of the Underwriters through UBS to the Company expressly for use therein;
          (e) each document filed or to be filed with the Canadian Qualifying Authorities and incorporated by reference in the Canadian Preliminary Prospectus and the Canadian Final Prospectus complied, as at the applicable filing date, or will comply when so filed, with the requirements of Canadian Securities Laws and the Canadian Shelf Procedures, and did not, or will not when so filed, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
          (f) the Company is subject to Section 13(a) or 15(d) of the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (collectively, the “Exchange Act”); the Company is, and upon completion of the transactions described herein, will be, a “foreign private issuer” within the meaning of Rule 3b-4 under the Exchange Act;
          (g) The Company meets the general eligibility requirements for use of Form F-10 (“Form F-10”) under the Act, and has prepared and filed a registration statement on Form F-10 (File No. 333-167487) in respect of the Shelf Securities with the Commission, has filed an appointment of agent for service of process upon the Company on Form F-X (the “Form F-X”) with the Commission in conjunction with the filing of such registration statement, and has caused the Trustee to prepare and file with the Commission a Statement of Eligibility under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”) on Form T-1 (the “Form T-1”); such registration statement, including the Canadian Base Prospectus with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission and including exhibits to such registration statement and all documents incorporated by reference in the prospectus contained therein, and including any amendments thereto filed prior to the Execution Time, each in the form heretofore delivered or to be delivered to the Underwriters, has become effective in such form pursuant to Rule 467(b) under the Act; the Company has filed with the Commission a preliminary prospectus supplement relating to the offering of the Notes; and no other document with respect to such registration statement has heretofore been filed or transmitted for filing with the Commission, except for any documents filed with the Commission subsequent to the date of such effectiveness in the form heretofore delivered to the Underwriters; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened or contemplated by the Commission (the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time the registration statement became effective (the “Effective Time”) and including any post-effective amendment thereto, are hereinafter collectively defined as the “Registration Statement”); any reference to any amendment to the Registration Statement shall be deemed to refer to and include any documents incorporated by reference therein after the effective date of the initial Registration Statement; the base prospectus filed as part of the Registration Statement relating to the Shelf Securities, including all documents incorporated therein by reference, contained in the Registration Statement at the Execution Time, is hereinafter defined as the “U.S. Base Prospectus”; the preliminary prospectus supplement relating to the offering of the Notes, including all documents incorporated therein by reference, filed with the Commission pursuant to General Instruction II.L of Form F-10 under the Act on September 29, 2010, together with the U.S. Base Prospectus, which is used prior to the filing of the U.S. Final Prospectus, is hereinafter defined as the “U.S. Preliminary Prospectus”; the final prospectus supplement relating to the offering of the Notes, including all documents incorporated therein by reference, to be filed with the Commission pursuant to General Instruction II.L of Form F-10 after the Execution Time in accordance with Section 4(a) hereof, together with the U.S. Base Prospectus, is hereinafter defined as the “U.S. Final Prospectus”.
               All references in this Agreement to the Registration Statement, the U.S. Base Prospectus, the U.S. Preliminary Prospectus and the U.S. Final Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to the Commission’s Electronic Data Gathering, Analysis and Retrieval System (EDGAR).
          (h) At the Effective Time, the Registration Statement did, and when the U.S. Final Prospectus is first filed in accordance with General Instruction II.L of Form F-10 and at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act or Canadian Securities Laws, as applicable, to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule or Canadian Securities Laws, as applicable) in connection with any sale of the Notes (i) the U.S. Final Prospectus (and any supplements thereto) will comply with the applicable requirements of the Act, the Exchange Act, the Trust Indenture Act and the respective rules thereunder; no order preventing or suspending the use of the Registration Statement, the U.S. Preliminary Prospectus, the U.S. Final Prospectus or any Permitted Free Writing Prospectus has been issued by the Commission and (ii) the Canadian Final Prospectus (and any supplements thereto) will comply with the applicable requirements of the Canadian Securities Laws and the rules thereunder; no order preventing or suspending the use of the Canadian Preliminary Prospectus or the Canadian Final Prospectus has been issued by the Reviewing Authority or the Canadian Qualifying Authorities; at the Effective Time, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; at the Effective Time and at the time of purchase and each additional time of purchase, if any, the Indenture complied and will comply with the applicable requirements of the Trust Indenture Act and the rules thereunder; and on the date of the U.S. Final Prospectus, the date of any filing in accordance with General Instruction II.L of Form F-10 and at the time of purchase and each additional time of purchase, if any, and during any period in which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of the Notes, the U.S. Final Prospectus (together with any supplements thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty in this Section 3(h) with respect to any statement contained in the Registration Statement or the Prospectuses or any amendment thereof or supplement thereto in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of the Underwriters through UBS to the Company expressly for use therein;
          (i) prior to the Execution Time, the Company has not, directly or indirectly, offered or sold any Notes by means of any “prospectus” (within the meaning of the Act or Canadian Securities Laws) or used any “prospectus” (within the meaning of the Act or Canadian Securities Laws) in connection with the offer or sale of the Notes, in each case other than the Pre-Pricing Prospectuses and the Permitted Free Writing Prospectuses, if any; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rules 164 and 433 under the Act; assuming that such Permitted Free Writing Prospectus is accompanied or preceded by the U.S. Preliminary Prospectus or the U.S. Final Prospectus, as the case may be, and that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Act, filed with the Commission), the sending or giving, by any Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 and Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164); the U.S. Preliminary Prospectus dated September 29, 2010 is a prospectus that, other than by reason of Rule 433 or Rule 431 under the Act, satisfies the requirements of Section 10 of the Act, including a price range where required by rule; neither the Company nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act, from using, in connection with the offer and sale of the Notes and the Shares, “free writing prospectuses” (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act; the Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Notes and the Shares contemplated by the Registration Statement, without taking into account any determination by the Commission pursuant to Rule 405 under the Act that it is not necessary under the circumstances that the Company be considered an “ineligible issuer”; the parties hereto agree and understand that the content of any and all “road shows” (as defined in Rule 433 under the Act) related to the offering of the Notes and the Shares contemplated hereby is solely the property of the Company;
          (j) in accordance with Rule 5110(b)(7)(C)(ii) of the Financial Industry Regulatory Authority, Inc. (“FINRA”), the Notes have been registered with the Commission on Form F-10 under the Act pursuant to the standards for such Form F-10 approved in Act Release No. 6902 (June 21, 1991) and offered pursuant to the Canadian Shelf Procedures;

     (k) as of the Execution Time, the Company has an authorized and outstanding capitalization as set forth in the Registration Statement, the Pre-Pricing Prospectuses and the Prospectuses under “Consolidated capitalization” and “Description of share capital” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus), and, as of the time of purchase and any additional time of purchase, as the case may be, the Company shall have an authorized and outstanding capitalization as set forth in the Registration Statement, the Pre-Pricing Prospectuses and the Prospectuses under “Consolidated capitalization” and “Description of share capital” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus) (subject, in each case, to the issuance of Common Shares upon exercise of stock options and warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectuses and the Prospectuses and the grant of options under existing stock option plans described in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectuses and the Prospectuses); all of the issued and outstanding share capital, being the Common Shares, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right; upon issuance, the Shares will be duly listed, and admitted and authorized for trading, on the NYSE Amex, LLC (“NYSE Amex”) and will be conditionally approved for listing on the TSX;
     (l) the Company has been duly incorporated and is validly existing as a company in good standing under the laws of British Columbia, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, to execute and deliver this Agreement, the Indenture and the Notes and to issue, sell and deliver the Notes and the Shares issuable upon conversion of the Notes as contemplated by this Agreement, the Indenture and the Notes;
     (m) the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial condition, results of operations or prospects of the Company and the Subsidiaries (as defined below) taken as a whole (a “Material Adverse Effect”);
     (n) the Company has no subsidiaries (as defined under the Act) which carry on business other than Northgate Australian Ventures Corporation Pty Ltd., Down Under Finance Corporation Pty Ltd., Perseverance Corporation Pty Ltd., Leviathan Resources Pty Ltd. and Stawell Gold Mines Pty Ltd. (collectively, the “Subsidiaries”); the Company owns all of the issued and outstanding capital stock of each of the Subsidiaries; other than the capital stock of the Subsidiaries, the Company does not own, directly or indirectly, a material amount of any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity; complete and correct copies of the articles and the bylaws of the Company and each Subsidiary and all amendments thereto have been delivered to UBS, and no changes therein will be made on or after the date hereof through and including the time of purchase or, if later, any additional time of purchase; each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, except where failure to so own and operate any property or conduct any business would not have a Material Adverse Effect; each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and are owned, except as otherwise expressly disclosed in the Prospectuses, by the Company directly or through Subsidiaries, subject to no security interest, other encumbrance or adverse claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding;
     (o) this Agreement has been duly authorized, executed and delivered by the Company;
     (p) the Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized by the Company and, when executed and delivered by the Company and the Trustee, will be a legal, valid and binding agreement of the Company, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general principles of equity; the Company has caused the Trustee to prepare and file with the Commission the Form T-1;
     (q) the Notes have been duly authorized by the Company and, when executed and delivered by the Company and duly authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms hereof, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general principles of equity, and will be entitled to the benefits of the Indenture; the Shares issuable upon conversion of the Notes have been duly authorized and validly reserved for issuance upon conversion of the Notes, and, upon conversion of the Notes in accordance with their terms and the terms of the Indenture, will be issued free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights and free of any voting restrictions (and will be free of any restriction, pursuant to the Company’s articles or bylaws or any agreement or other instrument to which the Company is a party, upon the transfer thereof), and are sufficient in number to meet the current conversion requirements (assuming all conditions to such conversion have been satisfied) based on the product of (i) the sum of the Conversion Rate (as defined in the Indenture) in effect as of the time of purchase and as of each additional time of purchase and the maximum number of additional shares identified in the table under the caption “Description of notes—Adjustment to the conversion rate upon the occurrence of a make-whole fundamental change—The increase in the conversion rate” in the Prospectuses; and (ii) the aggregate principal amount, expressed in thousands of dollars, of Notes to be outstanding immediately after such time of purchase or additional time of purchase, as applicable; such Shares, when so issued upon such conversion in accordance with the terms of the Notes and of the Indenture, will be duly and validly issued and fully paid and non-assessable; and the certificates for such Shares will be in due and proper form;
     (r) the terms of the Notes, the Indenture and the share capital of the Company, including the Shares, conform in all material respects to each description thereof contained in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any;
     (s) neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its articles or bylaws, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NYSE Amex and the TSX), or (E) any decree, judgment or order applicable to it or any of its properties, except in the case of clauses (B), (C), (D), or (E), for any such violations or defaults that would not, individually or in the aggregate, have a Material Adverse Effect;
     (t) the execution, delivery and performance of this Agreement, the Indenture and the Notes and the consummation of the transactions contemplated hereby and thereby, including the issuance and sale of the Notes and the issuance of the Shares issuable upon conversion of the Notes, will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to) (A) the articles or bylaws of the Company or any of the Subsidiaries, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NYSE Amex and the TSX), or (E) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties;
     (u) no approval, authorization, consent or order of or filing with any U.S. or Canadian federal, state, provincial, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE Amex and the TSX), or approval of the shareholders of the Company, is required in connection with the issuance and sale of the Notes or the issuance of Shares upon conversion of the Notes or the consummation of the transactions contemplated by this Agreement, the Indenture or the Notes, other than (i) as have been obtained from NYSE Amex and the TSX, or (ii) as may be required under the securities or blue sky laws of the various jurisdictions in which the Notes are being offered by the Underwriters;
     (v) except as described in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectuses and the Prospectuses, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any Common Shares or any other share capital or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any Common Shares or any other share capital of or other equity interests in the Company and (iii) no person has the right to act as an underwriter or initial purchaser or as a financial advisor to the Company in connection with the offer and sale of the Notes; no person has the right, contractual or otherwise, to cause the Company to register under the Act any Common Shares or any other share capital of or other equity interests in the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby;
     (w) each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any applicable law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to conduct their respective businesses, except where the failure to file or obtain would not, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, provincial, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;
     (x) there are no actions, suits, claims, investigations or proceedings pending or, to the Company’s knowledge, threatened or contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any U.S. or Canadian federal, state, provincial, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE Amex and the TSX), except any such action, suit, claim, investigation or proceeding which, if resolved adversely to the Company or any Subsidiary, would not, individually or in the aggregate, have a Material Adverse Effect or prevent or materially interfere with consummation of the transactions contemplated hereby;
     (y) KPMG LLP, whose report on the consolidated financial statements of the Company and the Subsidiaries is included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses and the Prospectuses, are independent within the meaning of the Business Corporations Act (British Columbia) and Canadian Securities Laws and are independent registered public accountants as required by the Act and by the rules of the Public Company Accounting Oversight Board;
     (z) the financial statements included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, together with the related notes and schedules, present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in shareholders’ equity of the Company and the Subsidiaries for the periods specified and have been prepared in compliance with the requirements of the Act and Exchange Act and in conformity with Canadian generally accepted accounting principles (“Canadian GAAP”) applied on a consistent basis during the periods involved and the audited consolidated financial statements for the years ended December 31, 2009 and December 31, 2008 and the unaudited interim financial statements for the six months ended June 30, 2010, have been reconciled to generally accepted accounting principles in the United States in accordance with Item 18 of Form 20-F under the Exchange Act; the other financial and statistical data contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, any Pre-Pricing Prospectuses or the Prospectuses that are not included or incorporated by reference as required; the

Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectuses and the Prospectuses; and all disclosures contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Canadian Securities Laws, to the extent applicable;
     (aa) with respect to the stock options (the “Stock Options”) granted pursuant to the Company’s 2007 Share Option Plan (the “Option Plan”), (i) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required shareholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (ii) each such grant was made in accordance with the terms of the Option Plan, Canadian Securities Laws and all other applicable laws and regulatory rules or requirements, including the rules of the NYSE Amex and the TSX, (iii) the per share exercise price of each Stock Option was equal to or greater than the fair market value of a share of Common Stock on the applicable Grant Date, and (iv) each such grant was properly accounted for in accordance with Canadian GAAP in the consolidated financial statements (including the related notes) of the Company and disclosed in the Company ’s filings with Canadian securities regulatory authorities in accordance with Canadian Securities Laws and all other applicable laws; the Company has not knowingly granted, and there is no and has been no policy or practice of the Company of granting, Stock Options prior to, or otherwise coordinating the grant of Stock Options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their results of operations or prospects;
     (bb) subsequent to the respective dates as of which information is given in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, in each case excluding any amendments or supplements to the foregoing made after the Execution Time, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition, results of operations or prospects of the Company and the Subsidiaries taken as a whole, (ii) any transaction that is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Subsidiary, which is material to the Company and the Subsidiaries taken as a whole, (iv) any change in the share capital or outstanding indebtedness of the Company or any Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the share capital of the Company or any Subsidiary;
     (cc) the Company has obtained for the benefit of the Underwriters the agreement (a “Lock-Up Agreement”), in the form set forth as Exhibit A hereto, of each of its directors and “officers” (within the meaning of Rule 16a-1(f) under the Exchange Act);
     (dd) neither the Company nor any Subsidiary is, and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof, neither of them will be an “investment company” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”) or a “passive foreign investment company” or a “controlled foreign corporation,” as such terms are defined in the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”);
     (ee) each of the Company and the Subsidiaries owns or possesses all inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, as being owned or licensed by it or which is necessary for the conduct of, or material to, its businesses (collectively, the “Intellectual Property”), and the Company is unaware of any claim to the contrary or any challenge by any other person to the rights of the Company or any of the Subsidiaries with respect to the Intellectual Property; neither the Company nor any of the Subsidiaries has infringed or is infringing the intellectual property of a third party, and neither the Company nor any Subsidiary has received notice of a claim by a third party to the contrary;
     (ff) except as would not, individually or in the aggregate, result in a Material Adverse Effect, no labor disturbance by or dispute with employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened, and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its Subsidiaries’ principal suppliers, contractors or customers;
     (gg) except as disclosed in the Registration Statement, the Pre-Pricing Prospectuses and the Prospectuses or except as would not result in a Material Adverse Effect, (A) neither the Company nor any of its Subsidiaries is in violation of any U.S. or Canadian federal, state, provincial, local or foreign statute, law, rule, regulation, ordinance, legal code, or any legally binding judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and each of its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws for their respective businesses as presently conducted and are each in substantial compliance with their requirements, (C) there are no past, present or, to the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any Subsidiary under, or to interfere with or prevent compliance by the Company or any Subsidiary with, Environmental Laws, (D) there are no pending or, to the Company’s knowledge, threatened administrative, regulatory or judicial actions, suits, claims, liens, actions concerning any non-compliance or violation, investigations or adversarial legal proceedings pursuant to any Environmental Law against the Company or any of its Subsidiaries, (E) there are no orders for clean-up or remediation, or actions, suits or proceedings by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries alleging releases of Hazardous Materials or any violation of Environmental Laws, and (F) there has been no disposal, discharge, emission contamination or other release of any kind at, onto or from any property now or previously owned, operated, used or leased by the Company or any of its Subsidiaries or into the environment surrounding any such property of any Hazardous Materials with respect to which the Company or any of its Subsidiaries has knowledge;
     (hh) in the ordinary course of their business, the Company and each of the Subsidiaries conduct periodic reviews of the effect of the Environmental Laws on their respective businesses, operations and properties, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with the Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties);
     (ii) all tax returns required to be filed by the Company or any of the Subsidiaries have been timely filed other than those which would not, individually or in the aggregate, result in a Material Adverse Effect, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided;
     (jj) the Company and each of the Subsidiaries maintain insurance covering their respective properties, operations, personnel and businesses as the Company reasonably deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and each additional time of purchase, if any; neither the Company nor any Subsidiary has reason to believe that it will not be able to renew any such insurance as and when such insurance expires;
     (kk) neither the Company nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Pre-Pricing Prospectuses, the Prospectuses or any Permitted Free Writing Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement or any Incorporated Document, and no such termination or non-renewal has been threatened by the Company or any Subsidiary or, to the Company’s knowledge, any other party to any such contract or agreement;
     (ll) the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;
     (mm) the Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures comply with the requirements of NI 52-109 and the Exchange Act and are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s independent registered public accountants and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies, if any, in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data; and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; all “significant deficiencies” and “material weaknesses” (as such terms are defined in Rule 1-02(a)(4) of Regulation S-X under the Act) of the Company, if any, have been identified to the Company’s independent registered public accountants and are disclosed in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectuses and the Prospectuses; since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in each such certification are complete and correct; the Company, the Subsidiaries and the Company’s directors and officers are each in compliance in all material respects with all applicable effective provisions of the

Sarbanes-Oxley Act and the rules and regulations of the Commission and the NYSE Amex and the TSX promulgated thereunder;
     (nn) each “forward-looking statement” or statement of “forward-looking information” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act or Canadian Securities Laws) contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, has been made or reaffirmed with a reasonable basis and in good faith;
     (oo) all statistical or market-related data included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;
     (pp) neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, or the Corruption of Foreign Public Officials Act (Canada), and the rules and regulations thereunder; and the Company, the Subsidiaries and, to the knowledge of the Company, its affiliates have instituted and maintain policies and procedures designed to ensure continued compliance therewith;
     (qq) the operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened;
     (rr) neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of the Company or any of the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Notes, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;

     (ss) no Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on its share capital, from repaying to the Company any loans or advances to it from the Company or from transferring any of its property or assets to the Company or any other Subsidiary of the Company, except as described in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectuses and the Prospectuses;
     (tt) with respect to information set forth in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any: (i) information relating to the Company’s estimates of mineral reserves and mineral resources contained therein has been reviewed and verified by the Company or independent consultants to the Company for consistency with the Company’s most recently prepared mineral reserve and mineral resource estimates; (ii) the mineral reserve and mineral resource estimates have been prepared in all material respects in accordance with National Instrument 43-101 – Standards for Disclosure for Mineral Projects (“NI 43-101”) by or under the supervision of a qualified person as defined therein; (iii) the methods used in estimating the Company’s mineral reserves and mineral resources are in accordance with accepted mineral reserve and mineral resource estimation practices; (iv) the Company has, and at the time of purchase and each additional time of purchase, if any, will have duly filed with the applicable Canadian Qualifying Authorities in compliance with applicable Canadian Securities Laws all technical reports required by NI 43-101 to be filed with the Canadian Qualifying Authorities and all such reports comply in all material respects with the requirements thereof; and (v) there has been no material reduction in the aggregate amount of estimated mineral reserves or estimated mineral resources of the Company and its subsidiaries, taken as a whole, from the amounts disclosed in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, other than as a result of mining activities undertaken in the ordinary course;
     (uu) the issuance and sale of the Notes as contemplated hereby will not cause any holder of any share capital, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase share capital or any other securities of the Company to have any right to acquire any preferred shares of the Company;
     (vv) the Company has not received any notice from the NYSE Amex or the TSX regarding the delisting of the Common Shares from the NYSE Amex or the TSX;
     (ww) except pursuant to this Agreement, neither the Company nor any of the Subsidiaries has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement, the Indenture or the Notes or the consummation of the transactions contemplated hereby or thereby;
     (xx) neither the Company nor any of the Subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes or the Shares issuable upon conversion of the Notes;
     (yy) to the Company’s knowledge, there are no affiliations or associations between (i) any member of FINRA and (ii) the Company or any of the Company’s officers, directors or 5% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, except as disclosed in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectuses and the Prospectuses;
     (zz) except as disclosed in the Prospectuses, no acquisition has been made by the Company during its three most recently completed fiscal years that would be a significant acquisition for the purposes of the Canadian Securities Laws, and no proposed acquisition by the Company has progressed to a state where a reasonable person would believe that the likelihood of the Company completing the acquisition is high and that, if completed by the Company at the date of the Prospectuses, would be a significant acquisition for the purposes of the Canadian Securities Laws, in each case, that would require the prescribed disclosure in the Canadian Final Prospectus pursuant to such laws;
     (aaa) the Company is a reporting issuer (or equivalent) not in default of any requirement under the Canadian Securities Laws of the Qualifying Provinces and is not included on the list of defaulting issuers maintained by the applicable Canadian Qualifying Authorities; no material change relating to the Company has occurred with respect to which the requisite material change report has not been filed on a non-confidential basis with all relevant securities regulatory authorities (unless originally filed on a confidential basis and subsequently made non-confidential);
     (bbb) Computershare Trust Company of Canada at its principal offices in the city of Vancouver, British Columbia has been duly appointed as registrar and transfer agent for the Common Shares, and Computershare Trust Company, Inc. at its principal office in Golden, Colorado is the duly appointed U.S. co-transfer agent for the Common Shares;
     (ccc) the Company and its Subsidiaries hold title to their properties and assets as described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectuses and the Permitted Free-Writing Prospectuses, if any, including, without limitation, mineral leases, surface rights or leases, mining rights or claims or other conventional proprietary interests or rights recognized in the jurisdiction in which a particular property is located, free and clear of all liens, encumbrances and defects, and no royalty is payable in respect of any of such properties, except such as (i) are described therein, (ii) have been created in the ordinary course of business in connection with financing arrangements, (iii) do not materially affect the value of such properties or assets and do not materially interfere with the use made and proposed to be made of such properties and assets by the Company or such Subsidiary, or (iv) are not material to the Company and the Subsidiaries taken as a whole; except as disclosed in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectuses and the Permitted Free-Writing Prospectuses, if any, or except as would not have a Material Adverse Effect: (i) no other property rights are necessary for the conduct of the Company’s business as presently conducted or as proposed to be conducted by the Company as described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectuses and the Permitted Free-Writing Prospectuses, if any, and (ii) there are no material restrictions on the ability of the Company and the Subsidiaries to use or otherwise exploit any existing property rights; neither the Company nor any of the Subsidiaries has received any notice of any claim adverse to its ownership of any such properties or assets or of any claim against the continued possession of any such properties or assets, whether owned or held under lease or sublease by the Company or any such subsidiary, except as would not have a Material Adverse Effect;
     (ddd) no relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, shareholder, customer or supplier of any of them, on the other hand, which would be required by the applicable securities laws to be described in the Registration Statement, the Pre-Pricing Prospectuses and the Prospectuses, which is not so described in the Registration Statement, the Pre-Pricing Prospectuses and the Prospectuses, which is not so described;
     (eee) neither the Company nor any of the Subsidiaries is aware of any pending change or contemplated change to any applicable law or regulation or governmental position that would have a Material Adverse Effect;
     (fff) there are no transfer taxes or other similar fees or charges under Canadian or U.S. federal law or the laws of any state, province or any political subdivision thereof, required to be paid in connection with the execution, delivery and performance of this Agreement or the issuance by the Company or sale by the Company of the Notes; and
     (ggg) no stamp duty, registration or documentary taxes, duties or other similar charges are payable under the federal laws of Canada or the laws of any province of Canada in connection with the creation, issuance, sale and delivery to the Underwriters of the Notes or the authorization, execution, delivery and performance of this Agreement or the resale of any Notes by an Underwriter to U.S. residents.
          In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to any Underwriter or counsel for the Underwriters in connection with the offering of the Notes shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.
     4. Certain Covenants of the Company. The Company hereby agrees:

     (a) The Company will comply with the Canadian Shelf Procedures and General Instruction II.L of Form F-10 under the Act. Prior to the termination of the offering of the Notes, the Company will not file any amendment to the Registration Statement or supplement or amendment to the Base Prospectuses (including the Prospectuses) unless the Company has furnished a copy to the Underwriters for its review prior to filing and will not file any such proposed amendment or supplement to which UBS may reasonably object. The Company will prepare the Canadian Final Prospectus in accordance with the Canadian Shelf Procedures under Canadian Securities Laws and the U.S. Final Prospectus, consisting of the Canadian Final Prospectus modified as required or permitted by Form F-10, in each case in a form approved by UBS and file (i) any Permitted Free Writing Prospectus to the extent required by Rule 433 under the Securities Act, (ii) the Canadian Final Prospectus with the Reviewing Authority and the Canadian Qualifying Authorities pursuant to the Canadian Shelf Procedures under Canadian Securities Laws not later than 5:30 p.m. (New York City time) on the date of this Agreement or, if applicable, such earlier time as may be required by the Canadian Shelf Procedures under Canadian Securities Laws, and (iii) the U.S. Final Prospectus with the Commission pursuant to General Instruction II.L. of Form F-10 not later than 5:30 p.m. (New York City time) on the date of this Agreement or, if applicable, such earlier time as may be required by such General Instruction II.L. of Form F-10 or as may be required by the Canadian Shelf Procedures under Canadian Securities Laws. The Company will promptly advise the Underwriter (1) when the U.S. Final Prospectus and any supplement thereto shall have been filed with the Commission pursuant to General Instruction II.L of Form F-10, (2) when the Canadian Final Prospectus shall have been filed with the Canadian Qualifying Authorities pursuant to the Canadian Shelf Procedures, (3) when, prior to termination of the offering of the Notes, any amendment to the Registration Statement or the Canadian Base Prospectus shall have been filed or become effective or a receipt in respect of any such amendment has been issued, as the case may be, (4) of any request by the Commission or its staff for any amendment of the Registration Statement or for any supplement to the U.S. Base Prospectus or for any additional information, (5) of any request by a Canadian Qualifying Authority or any other regulatory authority in Canada for any amendment or supplement to the Canadian Base Prospectus or for any additional information, (6) the Company’s intention to file, or prepare any supplement or amendment to, the Registration Statement, the Pre-Pricing Prospectuses, the Prospectuses or any Permitted Free Writing Prospectus, (7) of the time when any amendment or supplement to the Canadian Base Prospectus has been filed with or receipted by the Reviewing Authority, or of the filing with, or mailing or the delivery to, the Commission for filing of any amendment of or supplement to the Registration Statement or the U.S. Base Prospectus, (8) of the issuance by the Canadian Qualifying Authorities or the Commission of any cease trade or stop order suspending the effectiveness of the Registration Statement or of any notice that would prevent its use, or suspending the use of any Pre-Pricing Prospectus or Prospectus or any Permitted Free Writing Prospectus, or the issuance by a Canadian Qualifying Authority or any other regulatory authority of any cease trading or similar order relating to the Notes or the Shares, or the institution or threatening of any proceeding for those purposes, (9) of the receipt by the Company of any communication from a Canadian Qualifying Authority or any other regulatory authority in Canada relating to the Canadian Preliminary Prospectus or the Canadian

Final Prospectus, the offering of the Notes, or the listing of the Notes on the TSX, (10) of the receipt by the Company of any communication relating to the listing of the Notes on the NYSE Amex, and (11) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes or the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such cease trade or stop order or the occurrence of any such suspension or objection and, upon such issuance, occurrence or objection, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or prevention, including, if necessary, by filing an amendment to the Registration Statement or Canadian Base Prospectus or a new registration statement or Canadian Base Prospectus and using its best efforts to have such amendment or new registration statement or Canadian Base Prospectus declared effective or qualified as soon as practicable.
     (b) to furnish such information as may be required and otherwise to cooperate in qualifying the Notes and the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as UBS may designate and to maintain such qualifications in effect so long as UBS may request for the distribution of the Notes and the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Notes or the Shares); and to promptly advise UBS of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes or the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;
     (c) to make available to the Underwriters in New York City and Toronto, as soon as practicable after the Execution Time, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectuses (or of the Prospectuses as amended or supplemented if the Company shall have made any amendments or supplements thereto after the Effective Time) as the Underwriters may request for the purposes contemplated by the Act or Canadian Securities Laws; in case any Underwriter is required to deliver (whether physically or through compliance with Rule 172 under the Act or any similar rule), in connection with the sale of the Notes, a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act, or after the time a post-effective amendment to the Registration Statement is required to be filed with the Commission under the Act, or is required under Canadian Securities Laws, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act or the Canadian Securities Laws, as the case may be;
     (d) if, at the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement, or a Registration Statement under Rule 429 under the Act, to be filed with the Commission and become effective before the Notes may be sold, the Company will use its best efforts to cause such post-effective amendment of such Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Act, as soon as possible and the Company will advise UBS promptly and, if requested by UBS, will confirm such advice in writing, when such post-effective amendment of such Registration Statement has become effective;
     (e) if, at any time during the period when a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Notes, the Registration Statement shall cease to comply with the requirements of the Act with respect to eligibility for the use of the form on which the Registration Statement was filed with the Commission to (i) promptly notify UBS, (ii) promptly file with the Commission a new registration statement under the Act, registering the offer and sale of the Notes and the Shares under the Act, or a post-effective amendment to the Registration Statement, which new registration statement or post-effective amendment shall comply with the requirements of the Act and shall be in a form satisfactory to UBS, (iii) use its best efforts to cause such new registration statement or post-effective amendment to become effective under the Act as soon as practicable, (iv) promptly notify UBS of such effectiveness and (v) take all other action necessary or appropriate, including as may be required by the Reviewing Authority, any Canadian Qualifying Authority or the Canadian Securities Laws and the Canadian Shelf Procedures, to permit the public offering and sale of the Notes and the Shares to continue as contemplated in the Prospectuses; all references herein to the Registration Statement shall be deemed to include each such new registration statement or post-effective amendment, if any;
     (f) subject to Section 1(a) hereof, to file or furnish promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed or furnished by the Company with the Commission or a Canadian Qualifying Authority in order to comply with the Exchange Act or Canadian Securities Laws, as applicable, for so long as a prospectus is required by the Act or Canadian Securities Laws to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule or Canadian Securities Law) in connection with any sale of Notes; and to provide UBS, for its review and comment, with a copy of such reports and statements and other documents to be filed or furnished by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act or Canadian Securities Laws during such period a reasonable amount of time prior to any proposed filing or submission, and to file or furnish no such report, statement or document to which UBS shall have objected in writing; and to promptly notify UBS of such filing or submission;
     (g) to advise the Underwriters promptly of the happening of any event within the period during which a prospectus is required by the Act or Canadian Securities Laws, as applicable, to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule or Canadian Securities Law) in connection with any sale of Notes, which event could require the making of any change in the Prospectuses then being used so that the Prospectuses would not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise the Underwriters promptly if, during such period, it shall become necessary to amend or supplement the Prospectuses to cause the Prospectuses to comply with the requirements of the Act or Canadian Securities Laws, as applicable, and, in each case, during such time, subject to Section 1(a) hereof, to prepare and furnish, at the Company’s expense, to the Underwriters promptly such amendments or supplements to such Prospectuses as may be necessary to reflect any such change or to effect such compliance;
     (h) as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), the Company will make generally available to its security holders and to the Underwriters an earnings statement or statements of the Company and its Subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.
     (i) to furnish to UBS copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein) and the Form F-X and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;
     (j) to furnish to UBS as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company’s independent registered public accountants, as stated in their letter to be furnished pursuant to Section 6(c) hereof;
     (k) to apply the net proceeds from the sale of the Notes in the manner set forth under the caption “Use of proceeds” in the Prospectuses;
     (l) to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, the Form F-X, the Base Prospectuses, each Pre-Pricing Prospectus, each Prospectus, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Notes and the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Notes or the Shares, and all other costs related to the preparation, issuance, execution, authentication and delivery of the Notes and the Shares, (iii) the producing, word processing and/or printing of this Agreement, any Agreement Among Underwriters, the Indenture, the Notes, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Notes and the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law

(including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Notes or the Shares on any securities exchange or qualification of the Shares for quotation on the NYSE Amex and the TSX and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Notes and the Shares by FINRA, including the legal fees and filing fees and other disbursements of counsel to the Underwriters relating to FINRA matters, (vii) the fees and disbursements of any transfer agent or registrar for the Shares, (viii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Notes and the Shares to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) any fees payable to investment rating agencies with respect to the rating of the Notes; (x) the filing of the Form T-1 and the costs and charges of the Trustee and any transfer agent, registrar or depositary; (xi) the fees and expenses, if any, incurred in connection with the admission of the Notes for trading in any appropriate market system, (xii) the costs and expenses of qualifying the Notes for inclusion in the book-entry settlement system of the DTC, (xiii) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the issuance and sale of the Notes, (xiv) the performance of the Company’s other obligations hereunder; in addition, the Company shall reimburse the Underwriters for all reasonable out-of-pocket expenses incurred by the Underwriters in connection with the offering of the Notes, including the fees, disbursements and other charges of their legal counsel, provided that the Underwriters, and not the Company, shall be responsible for the fees of the Underwriters’ legal counsel in excess of C$275,000;
     (m) to comply with Rule 433(d) under the Act (without reliance on Rule 164(b) under the Act) and with Rule 433(g) under the Act;
     (n) beginning on the date hereof and ending on, and including, the date that is 90 days after the date of the Prospectuses (the “Lock-Up Period”), without the prior written consent of UBS, not to (i) issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to, any Common Shares, any debt securities of the Company or any other securities of the Company that are substantially similar to Common Shares or the Notes, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) file or cause to become effective a registration statement under the Act or file a prospectus under Canadian Securities Laws relating to the offer and sale of any Common Shares, any debt securities of the Company or any other securities of the Company that are substantially similar to Common Shares or the

Notes, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Shares, any debt securities of the Company or any other securities of the Company that are substantially similar to Common Shares or the Notes, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii), except, in each case, for (A) the registration of the offer and sale, and the issuance, of the Notes and the Shares as contemplated by this Agreement, the Indenture and the Notes, (B) issuances of Common Shares upon the exercise of options or warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectuses and the Prospectuses, (C) the issuance of Stock Options not exercisable during the Lock-Up Period pursuant to the Stock Option Plan described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and each Prospectus and (D) the issuance of Common Shares in connection with future acquisitions or a transaction or series of transactions entered into in response to an unsolicited bid by a third party provided that, the number of Common Shares issuable pursuant to this clause (D) shall not exceed 10% of the outstanding Common Shares on the date of this agreement and, provided, further, that except in the circumstances of an unsolicited bid, any such securities issued may not be subsequently disposed of until 90 days after the date of this Agreement; provided, however, that if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Section 4(n) shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs;
     (o) prior to the time of purchase or any additional time of purchase, as the case may be, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Company or any Subsidiary, the business, properties, management, financial condition, results of operations or prospects of the Company or any Subsidiary, or the offering of the Notes and the Shares, without the prior consent of UBS, except where required under the Act, the Exchange Act, Canadian Securities Laws, or the rules of the TSX and/or the NYSE Amex, in which case the Company shall provide UBS with prior notice and consult with UBS in connection therewith;
     (p) not, at any time at or after the execution of this Agreement, to, directly or indirectly, offer or sell any Notes or Shares by means of any “prospectus” (within the meaning of the Act or pursuant to Canadian Securities Laws), or use any “prospectus”

(within the meaning of the Act) in connection with the offer or sale of the Notes or the Shares, in each case other than the Prospectuses;
     (q) not to, and to cause the Subsidiaries not to, take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes or the Shares issuable upon conversion of the Notes;
     (r) to use its best efforts to cause the Shares issuable upon conversion of the Notes to be listed on the NYSE Amex and the TSX and to maintain such listings until at least October 1, 2016;
     (s) to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Shares;
     (t) to at all times reserve and keep available, free of preemptive rights, Common Shares in an amount sufficient to satisfy the Company’s obligations to issue Shares upon conversion of the Notes; and
     (u) to (i) use its best efforts to cause the Notes, and the Shares issuable upon conversion of the Notes, to be included in the book-entry settlement system of the DTC and (ii) comply with all of its obligations set forth in the representations letter of the Company to the DTC relating to such inclusion.
     5. Reimbursement of the Underwriters’ Expenses. If after the execution and delivery of this Agreement, the Notes are not delivered for any reason other than the termination of this Agreement pursuant to the fifth paragraph of Section 8 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 4(l) hereof, reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of their counsel, provided that the Underwriters, and not the Company, shall be responsible for the fees of the Underwriters’ legal counsel in excess of C$275,000, and, for greater certainty, in no event shall the Company be responsible for the fees of Underwriters’ legal counsel in excess of C$275,000.
     6. Conditions of the Underwriters’ Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by the Company of its obligations hereunder and to the following additional conditions precedent:
     (a) The Company shall furnish to the Underwriters a favorable legal opinion, dated the time of purchase and, if applicable, the additional time of purchase, from Torys LLP, the Company’s Canadian and U.S. counsel, in form and substance satisfactory to the Underwriters, as to matters of Canadian federal and provincial law and as to matters of New York law and United States federal law (who may rely on the opinions of local counsel acceptable to them and to the Underwriters’ counsel as to matters governed by the laws of jurisdictions in Canada other than the Province of Ontario and may rely, to the extent appropriate in the circumstances, as to matters of fact on certificates of officers of the Company and others), addressed to the Underwriters with respect to the matters set out in Exhibit B hereto.
     (b) The Company shall furnish to the Underwriters a favorable legal opinion, dated the time of purchase and, if applicable, the additional time of purchase, from the Company’s Australian counsel, in form and substance satisfactory to the Underwriters, with respect to the Company’s Australian Subsidiaries, including the incorporation and existence, qualification to carry on business, and authorized and issued share capital of such Subsidiaries.
     (c) The Company shall furnish to the Underwriters a favorable title opinions, dated the time of purchase and, if applicable, the additional time of purchase, from counsel reasonably acceptable to the Underwriters, in form and substance satisfactory to the Underwriters, with respect to each of the Kemess, Fosterville and Stawell mines and the Young-Davidson project.
     (d) The Underwriters shall have received from KPMG LLP letters dated, respectively, the date of this Agreement, the date of the Prospectuses, the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters (with executed copies for each Underwriter) in the forms satisfactory to UBS, which letters shall cover, without limitation, the various financial disclosures contained in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any.
     (e) The Underwriters shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinions of Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel for the Underwriters, and Osler, Hoskin & Harcourt LLP, Canadian counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to UBS.
     (f) No Prospectus or amendment or supplement to the Registration Statement or the Prospectuses shall have been filed to which UBS shall have objected in writing.
     (g) The Canadian Final Prospectus shall have been filed with the Canadian Qualifying Authorities within the applicable time period prescribed by and in accordance with the Canadian Shelf Procedures; all other steps or proceedings shall have been taken that may be necessary in order to qualify the Notes for distribution to the public in each of the Qualifying Provinces.
     (h) The U.S. Final Prospectus, or any supplement thereto will be filed in the manner and within the time period thereby required by General Instruction II.L. of Form F-10; the Permitted Free Writing Prospectuses, if any, and any other material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433 under the Act.
     (i) Prior to and at the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) no order suspending the distribution of the Notes shall have been issued by any of the Canadian Qualifying Authorities and no proceedings for that purpose shall have been initiated; (iii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) none of the Pre-Pricing Prospectuses or the Prospectuses, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (v) no Disclosure Package, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (vi) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.
     (j) The Company will deliver to the Underwriters a certificate dated the time of purchase and, if applicable, the additional time of purchase, addressed to the Underwriters (and, if necessary for opinion purposes, counsel to the Underwriters) and signed by officers of the Company acceptable to the Underwriters, acting reasonably, with respect to the constating documents of the Company, solvency, all resolutions of the board of directors of the Company relating to this Agreement and the incumbency and specimen signatures of signing officers of the Company and such other matters as the Underwriters may reasonably request.
     (k) The Company will deliver to the Underwriters a certificate, dated the time of purchase and, if applicable, the additional time of purchase, and signed by the Chief Executive Officer and the Senior Vice-President and Chief Financial Officer of the Company, certifying for and on behalf of the Company and not in their personal capacity, after having made reasonable enquiries, that: (i) the representations, warranties and covenants of the Company set forth in this Agreement are true and correct with the same force and effect as though expressly made on and as of the time of purchase and, if applicable, the additional time of purchase, after giving effect to the transactions contemplated by this Agreement; (ii) no cease trade or stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for such purpose have been instituted or are pending or, to the knowledge of such officers, contemplated or threatened; (iii) no order, ruling or determination having the effect of suspending the sale or ceasing or suspending trading in the Notes, the Shares or other securities of the Company has been issued and is continuing and no proceedings for such purpose have been instituted or are pending or, to the knowledge of such officers, contemplated or threatened; (iv) there has been no material change (actual, anticipated, contemplated or threatened, whether financial or otherwise) in the business, properties, management, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole and no transaction has been entered into by the Company or any of its Subsidiaries which is material to the Company and its Subsidiaries taken as a whole, other than as disclosed in the Registration Statement, the Pre-Pricing Prospectuses and the Prospectuses; (v) the Company has complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the time of purchase and, if applicable, the additional time of purchase; (vi) the Registration Statement and all amendments thereto do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (vii) none of the Pre-Pricing Prospectuses or the Prospectuses, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (viii) no Disclosure Package, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (ix) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (x) there exists no event or condition which would constitute a default or an event of default under the Notes or the Indenture.
     (l) The Underwriters shall have received copies, duly executed by the Company and the Trustee, of the Indenture.
     (m) The Underwriters shall have received each of the signed Lock-Up Agreements referred to in Section 4(n) hereof, and each such Lock-Up Agreement shall be in full force and effect at the time of purchase and the additional time of purchase, as the case may be.
     (n) The Company shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectuses or any Permitted Free Writing Prospectus as of the time of purchase and, if applicable, the additional time of purchase, as UBS may reasonably request.
     (o) The Notes shall be included in the book-entry settlement system of the DTC, subject only to notice of issuance at or prior to the time of purchase.
     (p) The Company shall have furnished to the Underwriters satisfactory evidence of its due and valid authorization of Corporation Service Company as its agent to receive service of process in the United States pursuant to Section 13 hereof, and satisfactory evidence from Corporation Service Company accepting its appointment as such agent.
     (q) The Shares shall have been approved for listing on the NYSE Amex, subject only to notice of issuance, and shall have been conditionally approved for listing on the TSX.
     (r) There shall exist no event or condition which would constitute a default or an event of default under the Notes or the Indenture.
     (s) FINRA shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.
     7. Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.
          The obligations of each Underwriter hereunder shall be subject to termination in its absolute discretion, if (1) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, there has been any change or any development involving a prospective change in the business, properties, management, financial condition, results of operations or prospects of the Company and the Subsidiaries taken as a whole, the effect of which change or development is, in the sole judgment of the Underwriter, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Notes on the terms and in the manner contemplated in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, or (2) since the time of execution of this Agreement, there shall have occurred: (A) a suspension or material limitation in trading in securities generally on the NYSE or the NASDAQ; (B) a suspension or material limitation in trading in the Company’s securities on the NYSE Amex or the TSX; (C) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (D) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (E) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (D) or (E), in the sole judgment of the Underwriter, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Notes on the terms and in the manner contemplated in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, or (3) since the time of execution of this Agreement, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of: (A) any intended or potential downgrading or (B) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) under the Act.

          If any Underwriter elects to terminate this Agreement as provided in this Section 7, the Company and each other Underwriter shall be notified promptly in writing. A notice of termination given by an Underwriter under this Section 6 shall not be binding on any other Underwriter.
          If the sale to any Underwriter of the Notes, as contemplated by this Agreement, is not carried out by such Underwriter for any reason permitted under this Agreement, or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(l), 5 and 9 hereof), and each Underwriter shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to another Underwriter hereunder.
     8. Increase in Underwriters’ Commitments. Subject to Sections 6 and 7 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Notes to be purchased by it hereunder at the time of purchase (otherwise than for a failure of a condition set forth in Section 6 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 hereof) (the “Defaulted Notes”) and if the aggregate principal amount of the Defaulted Notes which all Underwriters so defaulting shall have agreed but failed to take up and pay for at such time does not exceed 10% of the total aggregate principal amount of Firm Notes to be purchased at such time, the non-defaulting Underwriters (including the Underwriters, if any, substituted in the manner set forth below) shall take up and pay for (in addition to the aggregate principal amount of Firm Notes they are obligated to purchase at such time pursuant to Section 1 hereof) the aggregate principal amount of Defaulted Notes agreed to be purchased by all such defaulting Underwriters at such time, as hereinafter provided. Such Defaulted Notes shall be taken up and paid for by such non-defaulting Underwriters, acting severally and not jointly, in such amount or amounts as UBS may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Defaulted Notes shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate principal amount of Firm Notes set forth opposite the names of such non-defaulting Underwriters in Schedule A.
          Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Firm Notes hereunder unless all of the Firm Notes are purchased by the Underwriters (or by substituted Underwriters selected by UBS with the approval of the Company or selected by the Company with UBS approval).
          If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or UBS shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectuses and other documents may be effected.
          The term “Underwriter” as used in this Agreement shall refer to and include any

Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule A hereto.
          If the aggregate principal amount of Defaulted Notes which the defaulting Underwriter or Underwriters agreed to purchase at the time of purchase exceeds 10% of the total aggregate principal amount of Firm Notes which all Underwriters agreed to purchase hereunder at such time, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm Notes which the defaulting Underwriter or Underwriters agreed to purchase hereunder at such time, this Agreement shall terminate without further act or deed and without any liability with respect thereto on the part of the Company to any Underwriter (except to the extent provided in Sections 4(l), 5 and 9 hereof) and without any liability with respect thereto on the part of any non-defaulting Underwriter to the Company (except to the extent provided in Section 9 hereof). Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.
     9. Indemnity and Contribution.
     (a) The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors, officers and members, any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and any “affiliate” (within the meaning of Rule 405 under the Act) of such Underwriter, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, Canadian Securities Laws, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through UBS to the Company expressly for use in, the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Base Prospectus, any Pre-Pricing Prospectus, any Prospectus and any amendments or supplements to the foregoing), in any Covered Free Writing Prospectus, in any “issuer information” (as defined in Rule 433 under the Act) of the Company or in any Prospectus together with any combination of one or more of the Covered Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or any Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through UBS to the Company expressly for use in, such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.
     (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Act, the Exchange Act, Canadian Securities Laws, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through UBS to the Company expressly for use in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through UBS to the Company expressly for use in, a Prospectus or a Permitted Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.
     (c) If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against the Company or an Underwriter (as applicable, the “indemnifying party”) pursuant to subsection (a) or (b), respectively, of this Section 9, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise, except to the extent that the indemnifying party is materially prejudiced by such omission, as determined by a court of competent jurisdiction in a non-appealable final judgment. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with its written consent, such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 9(c), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.
     (d) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this Section 9 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the gross proceeds to the Company from the offering of the Notes (before deducting underwriting discounts and commissions and other expenses). The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.
     (e) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.
     (f) The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors, officers or members or any person (including each partner, officer, director or member of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange

Act, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Notes. The Company and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company’s officers or directors in connection with the issuance and sale of the Notes, or in connection with the Registration Statement, any Base Prospectus, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus.
     10. Information Furnished by the Underwriters. The statements set forth in the 5th, 14th and 15th paragraphs under the caption “Underwriting” in the Prospectuses, only insofar as such statements relate to the amount of selling concession and reallowance or to over-allotment and stabilization activities that may be undertaken by the Underwriters, constitute the only information furnished by or on behalf of the Underwriters, as such information is referred to in Sections 3 and 9 hereof.
     11. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, NY 10171-0026, Attention: Syndicate Department; and if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 110 Yonge Street, Suite 1601, Toronto, Ontario, M5C 1T4 (facsimile: (416) 363-6392), Attention: Chief Financial Officer.
     12. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.
     13. Agent for Service; Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have exclusive jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts. The Company acknowledges that it has, by separate written instrument, irrevocably designated and appointed Corporation Service Company (or any successor) (together with any successor, the “Agent for Service”), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement or the Notes, that may be instituted in any federal or state court in the State of New York, or brought under federal or state securities laws, and acknowledges that the Agent for Service has accepted such designation. The Company hereby consents to jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Underwriter or any indemnified party. Each Underwriter and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise)

in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment.
     14. Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than U.S. dollars, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Underwriters could purchase U.S. dollars with such other currency in The City of New York on the business day preceding that on which final judgment is given. The obligations of the Company in respect of any sum due from it to any Underwriter shall, notwithstanding any judgment in any currency other than U.S. dollars, not be discharged until the first business day, following receipt by such Underwriter of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase U.S. dollars with such other currency; if the U.S. dollars so purchased are less than the sum originally due to such Underwriter hereunder, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss. If the U.S. dollars so purchased are greater than the sum originally due to such Underwriter hereunder, such Underwriter agrees to pay to the Company an amount equal to the excess of the U.S. dollars so purchased over the sum originally due to such Underwriter hereunder.
     15. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company and to the extent provided in Section 9 hereof the controlling persons, partners, directors, officers, members and affiliates referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.
     16. No Fiduciary Relationship. The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Company’s securities. The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, stockholders or creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the

Company. The Company and the Underwriters agree that the Underwriters are acting as principal and not the agent or fiduciary of the Company and no Underwriter has assumed, and none of them will assume, any advisory responsibility in favor of the Company with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether any Underwriter has advised or is currently advising the Company on other matters). The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary, advisory or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.
     17. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.
     18. Successors and Assigns. This Agreement shall be binding upon the Underwriters, and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company’s and any of the Underwriters’ respective businesses and/or assets.
     19. Miscellaneous. UBS, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.
[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

          If the foregoing correctly sets forth the understanding between the Company and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement and the Underwriters’ acceptance shall constitute a binding agreement between the Company and the Underwriters, severally.

Very truly yours, Northgate Minerals Corporation
By:	/s/ Jon Douglas
	Name:	Jon Douglas
	Title:	Chief Financial Officer

Accepted and agreed to as of the date first above written:
By:	UBS Securities LLC

By:	/s/ Shiv Vasisht
	Name:	Shiv Vasisht
	Title:	Managing Director

By:	/s/ Eric Coghlin
	Name:	Eric Coghlin
	Title:	Director

By:	Canaccord Genuity Corp	By:	CIBC World Markets Inc.

By:	/s/ Jens J. Mayer	By:	/s/ Rick McCreary

	Name: Jens J. Mayer		Name: Rick McCreary
	Title: EVP & Managing Director		Title: Head of Global Mining and Managing Director

By:	Mackie Research Capital Corporation	By:	Cormark Securities Inc.

By:	/s/ Howard Katz	By:	/s/ Darren Wallace

	Name: Howard Katz		Name: Darren Wallace
	Title: Managing Director		Title: Managing Director

By:	Credit Suisse Securities (Canada), Inc.	By:	Macquarie Capital Markets Canada Ltd.

By:	/s/ Steven Latimer	By:	/s/ Eugene Lei

	Name: Steven Latimer		Name: Eugene Lei
	Title: Director		Title: Senior Vice President

By:	/s/ M. Mackasey
Name: M. Mackasey
	Title:	Managing Director

By:	Scotia Capital Inc.	By:	TD Securities Inc.

By:	/s/ Jeffrey W. Richmond	By:	/s/ Michael Faralla

	Name: Jeffrey W. Richmond		Name: Michael Faralla
	Title: Managing Director		Title: Managing Director
As Underwriters

SCHEDULE A

Principal
Amount of
Underwriter	Firm Notes
UBS SECURITIES LLC	112,500,000
CANACCORD GENUITY CORP	7,500,000
CIBC WORLD MARKETS INC	7,500,000
MACKIE RESEARCH CAPITAL CORPORATION	7,500,000
CORMARK SECURITIES INC	3,000,000
CREDIT SUISSE SECURITIES (CANADA), INC.	3,000,000
MACQUARIE CAPITAL MARKETS CANADA LTD.	3,000,000
SCOTIA CAPITAL INC	3,000,000
TD SECURITIES INC	3,000,000

Total	150,000,000

SCHEDULE B
Final Term Sheet Relating to
Preliminary Prospectus Supplement
dated September 29, 2010 and
Registration Statement No. 333-167487
Issuer Free Writing Prospectus
Filed Pursuant to Rule 433

Northgate Minerals Corporation
US$150 million Convertible Senior Notes due 2016
Final terms and conditions	September 30, 2010

Offering Size:	US$150,000,000

Over-allotment:	US$20,000,000

The Security:	3.50% Convertible Senior Notes due 2016

Issuer:	Northgate Minerals Corporation (NYSE Amex: NXG / TSX: NGX)

Sole Book-Running Manager:	UBS Investment Bank

Co-Managers:	Canaccord Genuity, CIBC World Markets, Mackie Research Capital Corporation, Cormark Securities Inc., Credit Suisse Securities (Canada), Macquarie Capital Markets Canada Ltd., Scotia Capital and TD Securities

Coupon:	3.50% per annum, payable semi-annually in arrears on April 1 and October 1 each year, beginning of April 1, 2011

Public Offering Price:	100%, plus accrued interest from and including October 5, 2010 to and excluding the settlement date, which must be paid by the purchasers of the notes

Initial Conversion Rate:	244.9780 common shares per US$1,000 principal amount of notes

Initial Conversion Price:	Approximately US$4.08

Maturity:	October 1, 2016

Convertible into:	Cash and/or common shares of NXG (see “Payment upon Conversion” below)

Call Protection:	Not callable for life other than for tax reasons described below

Investor Put Option:	None

Redemption for Tax Reasons:	In the event of certain changes to the laws governing Canadian withholding taxes, NXG will have the option to redeem, in whole but not in part, the notes for a purchase price equal to 100% of the principal amount of the notes. Upon NXG giving a notice of redemption, a holder may elect not to have its notes redeemed, in which case such holder would not be entitled to receive the “additional amounts” as referred to in the Preliminary Prospectus Supplement

Conversion Rights:
(i)  during any calendar quarter after the calendar quarter ending December 31, 2010, and only during such calendar quarter, if the closing sale price of NXG common shares for each of 20 or more trading days in a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter exceeds 130% of the conversion price in effect on the last trading day of the immediately preceding calendar quarter;

B-1

(ii)  during the five consecutive business days immediately after any ten consecutive trading day period in which the trading price per $1,000 principal amount of notes for each trading day of that note measurement period was equal to or less than 97% of the product of the closing sale price of NXG common shares and the applicable conversion rate for such trading day;

(iii) if NXG calls the notes for redemption;
(iv) if a delisting event occurs; and
(v) if NXG makes certain distributions on the common shares or engages in certain corporate transactions

Payment upon Conversion:	Upon conversion, NXG will deliver common shares or, at NXG’s selection, cash or a combination of cash and common shares to satisfy the conversion obligation

Conversion Rate Adjustments:	Full dividend protection—Conversion rate adjustment upon any cash distributions.

Anti-dilution protection also covers stock dividends, splits and combinations of common shares, distributions of shares of capital stock, certain rights and warrants and certain tender and exchange offers, all as described in the Preliminary Prospectus Supplement

Conversion Rate Adjustment upon a Make- Whole Fundamental Change:	If a make-whole fundamental change (as defined in the Preliminary Prospectus Supplement) occurs and a holder elects to convert its notes in connection with such a make-whole fundamental change, NXG will increase the applicable conversion rate for the notes surrendered for conversion by a number of additional common shares of NXG.

Make-Whole Table

The following table sets forth the number of additional shares per US$1,000 principal amount of notes that will be added to the conversion rate applicable to notes that are converted during the make-whole conversion period. The applicable prices set forth in the first column of the table below, and the number of additional shares, are subject to adjustment as described in the Preliminary Prospectus Supplement for the notes.

Number of additional shares (per US$1,000 principal amount of notes)

	Effective Date
Applicable	October 5,	October 1,	October 1,	October 1,	October 1,	October 1,	October 1,
Price	2010	2011	2012	2013	2014	2015	2016
3.14	73.4932	73.4932	73.4932	73.4932	73.4932	73.4932	73.4932
3.50	69.0456	65.0748	60.7913	56.3192	51.5758	45.9428	40.7363
3.75	60.5266	56.5380	52.1485	47.3975	42.0421	35.0305	21.6887
4.00	53.4396	49.4971	45.1017	40.2360	34.5614	26.8028	5.0220
4.25	47.4859	43.6340	39.3035	34.4421	28.6652	20.6420	0.0000
4.50	42.4398	38.7083	34.4918	29.7188	23.9948	16.0525	0.0000
5.00	34.4155	30.9749	27.0726	22.6297	17.2955	10.1136	0.0000
5.50	28.3895	25.2643	21.7260	17.7089	12.9418	6.8262	0.0000
6.00	23.7503	20.9364	17.7661	14.1940	10.0299	4.9632	0.0000
6.50	20.1012	17.5801	14.7590	11.6125	8.0185	3.8572	0.0000
7.00	17.1769	14.9241	12.4231	9.6653	6.5801	3.1552	0.0000
8.00	12.8271	11.0327	9.0746	6.9666	4.6975	2.3165	0.0000
10.00	7.5765	6.4303	5.2220	3.9770	2.7107	1.4226	0.0000
15.00	2.2002	1.8025	1.4146	1.0456	0.7014	0.3621	0.0000

B-2

The exact applicable price and effective date may not be as set forth in the table above, in which case:

if the actual applicable price is between two applicable prices listed in the table above, or the actual effective date is between two effective dates listed in the table above, NXG will determine the number of additional shares by linear interpolation between the numbers of additional shares set forth for the higher and lower applicable prices, or for the earlier and later effective dates based on a 365-day year, as applicable;

if the actual applicable price is greater than US$15.00 per share (subject to adjustment in the same manner as the “applicable prices” in the table above), NXG will not increase the conversion rate; and

if the actual applicable price is less than US$3.14 per share (subject to adjustment in the same manner as the “applicable prices” in the table above), NXG will not increase the conversion rate.

However, NXG will not increase the conversion rate as described above to the extent the increase will cause the conversion rate to exceed 318.4712 shares per US$1,000 principal amount of notes. NXG will adjust the maximum conversion rate in the same manner in which, and for the same events for which, NXG must adjust the conversion rate as described under “—Conversion Rate Adjustments.”

Offer to Purchase upon a Fundamental Change:	Upon a fundamental change (as described in the Preliminary Prospectus Supplement), NXG will be required to offer to purchase for cash all of the outstanding notes at a repurchase price equal to 100% of the principal amount of those notes, plus any accrued and unpaid interest, if any, up to but not including, the fundamental change repurchase date.

Events of Default:	Standard events of default and, in addition, a termination of trading

Use of Proceeds:	NXG intends to use the net proceeds from the offering as follows. Young-Davidson Construction (U.S. dollars in millions):

Mining (shaft deepening and ramp)	$33.3
Processing (plant & equipment)	$83.1
Indirects (owners costs and EPCM)	$27.7

Total	$144.1

Underwriting Commissions:	3.25% per convertible note

Offering Expenses:	NXG estimates that its share of total expenses of the offering will be approximately US$1 million.

Consolidated Capitalization:	The following table sets forth NXG’s consolidated capitalization as of June 30, 2010 on an actual basis and as adjusted to give effect to the offering as though it had occurred on such date. The table should be read in conjunction with NXG’s unaudited interim consolidated financial statements for the three and six months ended June 30, 2010, including the notes thereto, including the reconciliation to U.S. GAAP, and management’s discussion and analysis of results of operations and financial conditions for such period, each of which is incorporated by reference in the Preliminary Prospectus Supplement. The table assumes no conversion of the notes into common shares.

B-3

Since June 30, 2010, the date of the financial statements for NXG’s most recently completed financial quarter, there have been no material changes in NXG’s capitalization.

	As at June 30, 2010
		As adjusted
	Actual	(the offering)(1)
	(expressed in thousands of U.S. dollars
	except for common shares and
	notes outstanding)
Cash and cash equivalents	204,173	348,298
Debt:(2)
Current Portion of Long-Term Debt	—	—
Capital Lease Obligations	11,097	11,097
Senior Convertible Notes (liability component)	—	114,600
Total Debt	11,097	125,697
Shareholders’ Equity
Common shares	403,493	403,493
Contributed surplus	7,947	7,947
Accumulated other comprehensive loss	(20,599)	(20,599)
Senior Convertible Notes (equity component)	—	29,525
Retained earnings	147,455	147,455
Total Shareholders’ Equity	538,296	567,821
Total Debt and Shareholders’ Equity	753,566	897,691
Number of Common Shares Outstanding(3)	290,912,650	290,912,650
Number of Senior Convertible Notes Outstanding	—	150,000

(1)	Assuming no exercise of the underwriters’ over-allotment option. If the over-allotment option is exercised in full, the “as adjusted” amount for (i) cash and cash equivalents would be US$367.6 million; (ii) total debt would be US$141.1 million; (iii) total shareholders equity would be US$571.8 million; and (iv) total debt and shareholder’s equity would be US$917.0 million; and the face value of notes outstanding would be US$170 million.

(2)	Excludes short term loan (“Short Term Loan”) from Lehman collateralized by ARS held by us in the amount of US$40.8 million and including the current portion of capital lease obligations of US$6.7 million, respectively, as at June 30, 2010.

(3)	Not including the effects of dilution relating to NXG’s outstanding options.

Ranking:	Senior Unsecured

Listing:	The notes will not be listed on any securities exchange or quoted in any automated quotation system.

Form:	Registered Global Securities

Denomination:	US$1,000 and integral multiples thereof

Settlement:	DTC

Pricing Date:	September 30, 2010

Trade Date:	September 30, 2010

Settlement Date:	October 5, 2010

Security Code:	CUSIP: 666416 AB8 ISIN: US666416AB86

B-4

The information herein is qualified in its entirety by reference to the Preliminary Prospectus Supplement and related Prospectus relating to the security
The issuer has filed a registration statement (including a base prospectus) and a related Preliminary Prospectus Supplement dated September 29, 2010 with the SEC for the offering to which this communication relates. Before you invest, you should read the base prospectus included in the registration statement, the related Preliminary Prospectus Supplement and the other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the Preliminary Prospectus Supplement and accompanying base prospectus if you request it by calling (888) 722-9555, extension 19423-2626 or through your usual contact at UBS Securities LLC.
A final base shelf prospectus relating to these securities has been filed with the securities commissions or similar authorities in certain provinces of Canada. Offers of these securities are made only by means of the receipted final prospectus, along with any prospectus supplement. The Canadian final base shelf prospectus for this offering can be accessed, without charge at the Canadian Securities Administrators’ System for Electronic Document Analysis and Retrieval (SEDAR) service on the SEDAR website, www.sedar.com. Alternatively, a copy of the Canadian final base shelf prospectus may be obtained from UBS Securities Canada Inc., Suite 4100, 161 Bay Street, Toronto, Ontario, Canada, M5J 2S1 through your usual contact at UBS Securities Canada Inc.
ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

B-5

EXHIBIT A
Lock-Up Agreement
                          , 2010
UBS Securities LLC
Together with the other Underwriters
named in Schedule A to the Underwriting Agreement
referred to herein

c/o	UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026
Ladies and Gentlemen:
          This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by Northgate Minerals Corporation, a British Columbia corporation (the “Company”), and you and the other Underwriters named in Schedule A to the Underwriting Agreement, with respect to the public offering (the “Offering”) of convertible notes (the “Notes”) of the Company. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.
          In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that, for a period (the “Lock-Up Period”) beginning on the date hereof and ending on, and including, the date that is 90 days after the date of the final prospectus supplement relating to the Offering, the undersigned will not, without the prior written consent of UBS Securities LLC, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”) with respect to, any common shares, without par value (“Common Shares”), of the Company, any debt securities of the Company (including the Notes) or any other securities of the Company that are substantially similar to Common Shares or the Notes, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Shares, any debt securities of the Company (including the Notes) or any other securities of the Company that are substantially similar to Common Shares or the Notes, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Shares or such other securities, in cash or otherwise or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) the registration under the Act of the Offering as contemplated by the Underwriting Agreement and the sale of Notes to the Underwriters in the Offering, (b) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement or (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement. For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.
          In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Shares in connection with the filing of any registration statement relating to the Offering. The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of UBS Securities LLC, make any demand for, or exercise any right with respect to, the registration of Common Shares, the Notes or any securities convertible into or exercisable or exchangeable for Common Shares, or warrants or other rights to purchase Common Shares or any such securities.
          Notwithstanding the above, if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs.
          The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of Notes or the Common Shares issuable upon conversion of the Notes.
          The undersigned hereby authorizes the Company and its transfer agent, during the Lock-Up Period, to decline the transfer of or to note stop transfer restrictions on the stock register and other records relating to Common Shares, the Notes or other securities subject to this Lock-Up Agreement of which the undersigned is the record holder, and, with respect to Common Shares, the Notes or other securities subject to this Lock-Up Agreement of which the undersigned is the beneficial owner but not the record holder, the undersigned hereby agrees to cause such record holder to authorize the Company and its transfer agent, during the Lock-Up Period, to decline the transfer of or to note stop transfer restrictions on the stock register and other records relating to such shares or other securities.
          If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the “time of purchase” (as defined in the Underwriting Agreement), this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.
          This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
* * *

Yours very truly,

Name:

EXHIBIT B
MATTERS TO BE ADDRESSED IN THE COMPANY’S
CANADIAN AND U.S. COUNSEL’S OPINION
Canadian Counsel Opinion
(i)	the Company is a corporation existing under the laws of British Columbia, with the corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectuses and to execute and deliver the Agreement, the Indenture and the Notes and to perform its obligations thereunder, including, without limitation, to issue, sell and deliver the Notes and to issue and deliver the Shares upon conversion of the Notes;

(ii)	the Agreement has been duly authorized, executed and delivered by the Company;

(iii)	the Indenture and has been duly authorized, executed and delivered by the Company;

(iv)	the Notes have been duly authorized by the Company and, when duly executed, issued and authenticated in accordance with terms of the Indenture and delivered to and paid for by the Underwriters as contemplated by the Agreement, will be duly and validly issued and outstanding;

(v)	the Shares into which the Notes are convertible at the initial “Conversion Rate” (as defined in the Indenture) plus the maximum number of additional shares identified in the table under the caption “Description of notes—Adjustment to the conversion rate upon the occurrence of a make-whole fundamental change—The increase in the conversion rate” in the Prospectuses, assuming that the conditions for such conversion have been satisfied, that each $1,000 principal amount of Notes were convertible into a number of Shares equal to such Conversion Rate and that the Over-Allotment Option is exercised in full, have been duly authorized and validly reserved for issuance upon conversion of the Notes; and such Shares, when issued and delivered upon conversion in accordance with the terms of the Notes and Indenture, will be duly and validly authorized, fully paid and non-assessable and free of statutory preemptive rights and, to our knowledge, contractual preemptive rights, resale rights, rights of first refusal and similar rights;

(vi)	the Company’s authorized share capital consists of 100,000,000,000,000 Common Shares, 100,000,000,000,000 Class A preferred shares and 100,000,000,000,000 Class B preferred shares;

(vii)	the terms of the Notes and the Indenture, and the capital stock of the Company, including the Shares, each conform in all material respects to the descriptions thereof contained in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses;

(viii)	no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body in the Provinces of Ontario or British Columbia or the laws of Canada applicable therein is required in connection with the execution and delivery by the Company of, and performance by the Company under, the Agreement, the Indenture or the Notes, except such consents, approvals, authorizations, registrations or qualifications as have been obtained;

(ix)	all necessary corporate action has been taken by the Company to authorize the execution and delivery of the Canadian Final Prospectus and the filing thereof with the Canadian Qualifying Authorities;

(x)	all necessary corporate action has been taken by the Company to authorize the execution and delivery of the Agreement, the Indenture and the performance of its obligations thereunder and to issue and deliver to the Underwriters the Notes;

(xi)	the execution and delivery of the Agreement, the Indenture and the Notes and the performance of its obligations thereunder by the Company do not: (a) violate any provision of any law, statute, rule or regulation as presently in effect in the Provinces of Ontario or British Columbia or the federal laws of Canada applicable therein; or (b) conflict with or contravene any of the terms, conditions or provisions of the articles or by-laws or resolutions (that were passed on or after August 1, 2006) of the board of directors or shareholders of the Company;

(xii)	the Canadian Base Prospectus, the Canadian Preliminary Prospectus and the Canadian Final Prospectus, as of their respective dates, complied as to form in all material respects with the requirements of Canadian Securities Laws (in each case other than the financial statements, as to which such counsel need express no opinion);

(xiii)	the Incorporated Documents in the Canadian Base Prospectus, the Canadian Preliminary Prospectus and the Canadian Final Prospectus (other than the financial statements, as to which such counsel need express no opinion), when they were filed with the Canadian Qualifying Authorities, complied as to form in all material respects with the requirements of Canadian Securities Laws;

(xiv)	all necessary documents have been filed, all necessary proceedings have been taken and all necessary authorizations, approvals, permits, consents and orders have been obtained under Canadian Securities Laws to qualify the Notes for distribution and sale in the Qualifying Jurisdictions by or through investment dealers or brokers duly registered under the applicable Canadian Securities Laws who comply with the relevant provisions of such laws and the terms of such registration;

(xv)	the issuance of the Shares upon conversion of the Notes will be exempt from the registration and prospectus requirements of Canadian Securities Laws, and no documents are required to be filed, proceedings taken or approvals, permits, consents or authorizations of regulatory authorities obtained by the Company under such Canadian Securities Laws in connection therewith (other than such as have been obtained);

(xvi)	the first trade in the Shares is exempt from, or is not subject to, the prospectus requirements of the Canadian Securities Laws and no documents are required to be filed, proceedings taken or approvals, permits, consents or authorizations of regulatory authorities obtained under the Canadian Securities Laws to permit the first trade of the Shares through dealers registered under the Canadian Securities Laws who have complied with such Canadian Securities Laws or persons not subject to such registration requirements, provided that the trade is not a “control distribution”, as defined in National Instrument 45-102 – Resale of Securities of the Canadian Securities Administrators.

(xvii)	the appointment of The Bank of New York Mellon as Trustee under the Indenture has been duly authorized by the Company;

(xviii)	Computershare Trust Company of Canada has been duly appointed as the transfer agent and registrar for the Shares;

(xix)	the TSX has conditionally approved the listing of the Shares into which the Notes are convertible subject only to the filing of documents in accordance with the requirements of the TSX on or before the date specified by the TSX;

(xx)	subject to the qualifications, restrictions, assumptions and limitations stated therein, (i) the statements in the Prospectuses under the headings “Certain Canadian and United States income tax considerations ¯ Canadian federal income tax considerations”, to the extent they constitute summaries of legal matters with respect to Canadian federal taxation, constitute in all material respects a fair and accurate summary of the matters addressed therein and, (ii) the statements in the Registration Statement under “Part II – Information Not Required to be Delivered to Offerees or Purchasers – Indemnification of Directors and Officers” are true and correct;

(xxi)	the form of the definitive certificate representing the Notes to be delivered at the time of purchase or the additional time of purchase, as the case may be, complies with the provisions of the articles and by-laws of the Company and the requirements of the Business Corporations Act (British Columbia) and has been duly approved by the Company;

(xxii)	a court of competent jurisdiction in the Provinces of British Columbia and Ontario (a “Court”) would give effect to the choice of the law of the State of New York (“New York law”) as the governing law of contract claims under the Agreement and the Indenture, provided that such choice of law is bona fide (in the sense that it was not made with a view to avoiding the consequences of the laws of any other jurisdiction) and provided that such choice of law is not contrary to public policy, as that term as is understood under the laws of the Provinces of British Columbia and Ontario, and the laws of Canada applicable therein (“Public Policy”). Such counsel has no reason to believe that the choice of New York law to govern this Agreement (except as to provisions in the Agreement providing for indemnity or contribution, as to which such counsel need express no opinion) and the Indenture is not bona fide or would be contrary to Public Policy;

(xxiii)	in an action on a final and conclusive judgment in personam of any federal or state court in the State of New York (a “New York Court”) that is not impeachable as void or voidable under New York law, a Court would give effect to the appointment by the Company of Corporation Service Company as its agent to receive service of process in the United States under the Agreement and the Indenture and to the provisions in the Agreement and the Indenture whereby the Company submits to the non-exclusive jurisdiction of a New York Court;

(xxiv)	if the Agreement or the Indenture is sought to be enforced in the Provinces of British Columbia or Ontario in accordance with the laws applicable thereto as chosen by the parties, namely New York law, a Court would, subject to paragraph (xxii) above, recognize the choice of New York law and, upon appropriate evidence as to such law being adduced, apply such law with respect to those matters which under the laws of the Provinces of

British Columbia or Ontario, as applicable, are to be determined by the proper law of this Agreement and the Indenture (and in particular, but without limitation, not with respect to matters of procedure), provided that none of the provisions of this Agreement or the Indenture, or of applicable New York law, is contrary to Public Policy and that those laws are not foreign revenue, expropriatory or penal laws; provided, however, that, in matters of procedure, the laws of the Province of British Columbia or Ontario, as applicable, will be applied, and a Court will retain discretion to decline to hear such action if it is contrary to Public Policy for it to do so, or if it is not the proper forum to hear such an action, or if concurrent proceedings are being brought elsewhere and a Court may not enforce an obligation enforceable under New York law where performance of the obligation would be illegal by the law of the place of performance;

(xxv)	the laws of the Provinces of British Columbia and Ontario, and the laws of Canada applicable therein, permit an action to be brought in a Court on a final and conclusive judgment in personam of a New York Court that is subsisting and unsatisfied respecting the enforcement of this Agreement and the Indenture that is not impeachable as void or voidable under New York law for a sum certain if: (A) the court rendering such judgment had jurisdiction, as determined under British Columbia or Ontario law, as applicable, over the judgment debtor and the subject matter of the action; (B) such judgment was not obtained by fraud or in a manner contrary to natural justice and the enforcement thereof would not be inconsistent with Public Policy or contrary to any order made by the Attorney-General of Canada under the Foreign Extraterritorial Measures Act (Canada) or the Competition Tribunal under the Competition Act (Canada); (C) the enforcement of such judgment does not constitute, directly or indirectly, the enforcement of foreign revenue, expropriatory or penal laws; (D) the action to enforce such judgment is commenced in compliance with the Limitations Act (British Columbia) or Limitations Act (Ontario), as applicable; (E) in the case of a judgment obtained by default, there has been no manifest error in the granting of such judgment; and (F) no new admissible evidence, right or defence relevant to the action is discovered prior to the rendering of judgment by a Court. Under the Currency Act (Canada), a Court may only give judgment in Canadian dollars.
Such counsel shall also state, in its capacity as Canadian counsel to the Company, that they have participated in conferences with representatives of the Company and with representatives of its independent accountants and counsel at which conferences the contents of the Disclosure Package (except that the reference to “U.S. Preliminary Prospectus” in the definition of “Disclosure Package” shall be replaced with “Canadian Preliminary Prospectus” for the purpose of such counsel’s opinion) and the Canadian Final Prospectus and any amendment and supplement thereto and related matters were discussed and, although such counsel assume no responsibility for the accuracy, completeness or fairness of the Disclosure Package, the Canadian Final Prospectus and any amendment or supplement thereto (except as expressly provided above), nothing has come to the attention of such counsel to cause such counsel to believe that the Disclosure Package, as of the Execution Time, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the Canadian Final Prospectus (or any amendment or supplement thereto) as of its date and the date hereof contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements and other financial information contained therein, as to which such counsel need express no belief). In addition, such counsel shall state that they do not know of any litigation or any governmental proceeding instituted or threatened against the Company that would be required to be disclosed in the Disclosure Package or the Canadian Final Prospectus and that are not so disclosed.
U.S. Counsel Opinion
(i)	the Registration Statement, at the Effective Time, and the U.S. Final Prospectus, as of its date, appeared on its face to be appropriately responsive in all material respects to the requirements of the U.S. Securities Act and the applicable rules and regulations of the SEC thereunder (in each case other than the financial statements or other financial data therein, as to which such counsel need express no opinion); and the Form F-X, as of its date, complied as to form in all material respects with the requirements of the U.S. Securities Act;

(ii)	the Indenture has been qualified under the Trust Indenture Act;

(iii)	the performance by the Company of its obligations under the Underwriting Agreement, the Indenture, the issuance and sale of the Notes being delivered at the time of purchase or the additional time of purchase, as the case may be, and the issuance of the Shares upon conversion of the Notes will not violate any Federal law of the United States, law of the State of New York or provision of the General Corporation Law of the State of Delaware applicable to the Company; provided, however, that for purposes of this paragraph, we express no opinion with respect to Federal or state securities laws, other antifraud laws, fraudulent transfer laws and the Employee Retirement Income Security Act of 1974 and related laws;

(iv)	all regulatory consents, authorizations, approvals and filings required to be obtained or made by the Company under the Federal laws of the United States and the laws of the State of New York for the issuance, sale and delivery of the Notes by the Company to the Underwriters, the issuance of the Shares upon conversion of the Notes and the consummation by the Company of the transactions contemplated by the Underwriting Agreement, the Indenture and the Notes have been obtained or made;

(v)	the statements in the U.S. Final Prospectus under the heading “Certain Canadian and United States income tax considerations ¯ Certain U.S.

federal income tax considerations for U.S. Holders”, insofar as such statements relate to provisions of U.S. federal tax law therein described, fairly summarize the matters referred to therein;

(vi)	to our knowledge, there are no documents which are required to be filed as exhibits to the Registration Statement and are not so filed;

(vii)	after giving effect to the offering and sale of the Notes, the Company will not be required to register as an “investment company”, as such term is defined in the Investment Company Act of 1940;

(viii)	assuming the due authorization, execution and delivery of the Agreement under the laws of the Province of British Columbia and the federal laws of Canada applicable therein, the Agreement (to the extent that execution and delivery are governed by the laws of the State of New York) has been duly executed and delivered by the Company;

(ix)	assuming the due authorization, execution and delivery of the Indenture under the laws of the Province of British Columbia and the federal laws of Canada applicable therein, the Indenture has been duly executed and delivered by the Company to the extent such execution and delivery are governed by the laws of the State of New York and, assuming due execution and delivery thereof by the Trustee, constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms (subject to customary exceptions) and the Notes will be convertible into the Shares in accordance with their terms; and the Indenture conforms in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder;

(x)	assuming the due authorization, execution and delivery of the Notes under the laws of the Province of British Columbia and the federal laws of Canada applicable therein, the Notes have been duly executed and delivered by the Company to the extent such execution and delivery are governed by the laws of the State of New York and, when duly authenticated as provided in the Indenture and paid for as provided in the Agreement, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms (subject to customary exceptions) and will be entitled to the benefits of the Indenture;

(xi)	under the laws of the State of New York relating to submission of personal jurisdiction, the Company has, pursuant to Section 13 of the Agreement and pursuant to Section 1.13 of the Indenture, validly (i) submitted to the non-exclusive jurisdiction of any federal or state court in the City, County and State of New York, in any action based on or under the Agreement and the Indenture, and (ii) appointed Corporation Service Company as its authorized agent for the purposes described in Section 13 of the Agreement and pursuant to Section 1.13 of the Indenture;

(xii)	the Shares are duly listed, and admitted and authorized for trading, subject to official notice of issuance, on the NYSE Amex;

(xiii)	to our knowledge, neither the Company nor any Subsidiary (nor any agent thereof acting on their behalf) has taken any action that might cause the Underwriting Agreement or the issuance or sale of the Notes or the issuance of the Shares upon conversion of the Notes to violate Regulations T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect on the date hereof.
Such counsel shall also state, in its capacity as U.S. counsel to the Company, that they have participated in conferences with representatives of the Company and with representatives of its independent accountants and counsel at which conferences the contents of the Registration Statement, the Disclosure Package and the U.S. Final Prospectus and any amendment and supplement thereto and related matters were discussed and, although such counsel assume no responsibility for the accuracy, completeness or fairness of the Registration Statement, the Disclosure Package, the U.S. Final Prospectus and any amendment or supplement thereto (except as expressly provided above), nothing has come to the attention of such counsel to cause such counsel to believe that the Registration Statement, at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, that the Disclosure Package, as of the Execution Time, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the U.S. Final Prospectus (or any amendment or supplement thereto) as of its date and the date hereof contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements and other financial information contained therein, as to which such counsel need express no belief). In addition, such counsel shall state that, on the basis of the information that such counsel gained in the course of the performance of the services referred to above, such counsel does not know of any litigation or any governmental proceeding instituted or threatened against the Company that would be required to be disclosed in the Disclosure Package or the U.S. Final Prospectus and that are not so disclosed.
In addition, such counsel shall state, in its capacity as U.S. counsel to the Company that (i) the Registration Statement has become effective pursuant to Rule 467(a) under the Act; (ii) the U.S. Final Prospectus was filed with the Commission in the manner and within the time period required by General Instruction II.L of Form F-10; and (iii) no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose or pursuant to Section 8A of the Act against the Company or in connection with the offering is pending or, to the knowledge of such counsel, threatened by the Commission.